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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of SIFCO Industries, Inc. ("Company") on Form 10-Q/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Jeffrey P. Gotschall, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/  Jeffrey P. Gotschall
                                          -------------------------
                                               Jeffrey P. Gotschall
                                               Chairman of the Board and
                                               Chief Executive Officer
                                               May 20, 2003


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